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EXHIBIT 99.1

             CERTIFICATION PURSUANT TO 18 U.S.C. ss. 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-KSB/A of AccuPoll Holding Corp. (the "Company") for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer and principal financial officer of the Company hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of AccuPoll Holding Corp.

Dated: May 1, 2003


        By:    /s/ Dennis Vadura
        Dennis Vadura,
        Chief Executive Officer

        By:     /s/Craig A. Hewitt
        Craig A. Hewitt
        Chief Financial Officer and
        Principal Financial and Accounting Officer